J A M E S
                                                             M O O R E
                                                               & C O.
                                                    CERTIFIED PUBLIC ACCOUNTANTS



                                                    November 26, 1996

Securities and Exchange Commission
450 5th Street N.W.
Washington, DC  20549

Gentlemen:

         We have reviewed the statements (copy attached) made by Shepherd Surveillance Solutions, Inc., (Commission File Number 33-9868-A), formerly known as InVision Technology, Inc. and IMProCOM, Inc., which we understand will be filed with the Commission pursuant to Item 4 of Form 8-K, and included as part of the Company's Form 10-QSB for the quarterly period ended March 31, 1996. We agree with the statements concerning our Firm in said Form 10-QSB.

                                                   Very truly yours,

                                                   JAMES MOORE & CO., P.L.



                                          By:      ____________________
                                                   Lisa C. Park
LCP/lktc
Enclosure

      233 Oakridge Street o Holly Hill, Florida 32117-5092 o (904) 257-4100



                                                             J A M E S
                                                             M O O R E
                                                               & C O.
                                                    CERTIFIED PUBLIC ACCOUNTANTS



                                                      November 26, 1996

Office of the Chief Accountant
SECPS Letter File
Securities and Exchange Commission
Mail Stop 9-5
450 Fifth Street, N.W.
Washington, DC  20549

     This is to confirm that the client-auditor relationship between Shepherd Surveillance Solutions, Inc., formerly known as InVision Technology, Inc. and IMProCOM, Inc., (Commission File Number 33-9868-A) and James Moore & Co., P.L. has ceased.

                                                      Very truly yours,

                                                      JAMES MOORE & CO., P.L.



                                                By: ____________________
                                                    Lisa C. Park
LCP/lktc


      233 Oakridge Street o Holly Hill, Florida 32117-5092 o (904) 257-4100